UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):    October 23, 2008

INSITUFORM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10786	13-3032158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17988 Edison Avenue, Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number,
including area code                                      (636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On October 23, 2008, Insituform Technologies, Inc. (the “Company”) filed a Registration Statement on Form S-3 (No. 333-154716) relating to the offer and sale from time to time of up to $250,000,000 of securities, which may include debt securities. Any debt securities offered and sold pursuant to the Registration Statement will be issued under either a Senior Indenture or a Subordinated Indenture between the Company and a trustee, as either may be amended or supplemented. The Senior Indenture and the Subordinated Indenture will provide for customary events of default and contain certain covenants.

The foregoing description of the Senior Indenture and the Subordinated Indenture is a summary and is qualified in its entirety by reference to the Senior Indenture and the Subordinated Indenture, which are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

The documents filed with this Current Report on Form 8-K under Item 9.01 are being filed as exhibits to the Registration Statement on Form S-3 (No. 333-154716) filed on October 23, 2008.

Item 9.01.	Financial Statements and Exhibits.
	(d)	The following exhibits are filed as part of this report:

Exhibit Number	Description
4.1	Form of Senior Indenture, to be entered into between the Company and trustee designated therein.

4.2	Form of Subordinated Indenture, to be entered into between the Company and trustee designated therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSITUFORM TECHNOLOGIES, INC.

By:	/s/ David F. Morris
David F. Morris
Senior Vice President, General Counsel
and Chief Administrative Officer

  Date:   November 13, 2008

INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

Exhibit	Description
4.1	Form of Senior Indenture, to be entered into between the Company and trustee designated therein.
4.2	Form of Subordinated Indenture, to be entered into between the Company and trustee designated therein.